                                                                   Exhibit 10.23

                      INDEMNITY AND UNDERTAKING AGREEMENT

         THIS INDEMNITY AND UNDERTAKING AGREEMENT ("Agreement") is entered into as of the 19th day of December, 2002 by and among General Electric Capital Corporation, a Delaware corporation, whose address is 44 Old Ridgebury Road, Danbury, CT 06810 ("GE Capital"); the CIT Group/Equipment Financing, Inc.; HSBC Business Credit (USA), Inc. as successor to HSBC Business Loans, Inc.; People's Capital and Leasing Corp.; Safeco Credit Company, Inc. and Siemens Financial Services, Inc., formerly known as Siemens Credit Corporation (collectively with GE Capital, the "Lenders"); U.S. Plastic Lumber Ltd., a Delaware corporation with its chief executive office located at 2300 W. Glades Road, Suite 440, Boca Raton, Florida 33431; and The Eaglebrook Group, Inc., a Delaware corporation with its chief executive office located at 2600 W. Roosevelt Road, Chicago, Illinois 60608 (collectively, the "Debtor"). Terms with initial capital letters used herein shall have the meanings ascribed to such terms in the Modification Agreement (as defined below).

                                    RECITALS:

         WHEREAS, Debtor and Guarantor desire to enter into that certain Amended and Restated Waiver and Modification Agreement (the "Modification Agreement") of even date herewith with Lender with respect to certain equipment loans between them;

         WHEREAS, pursuant to Section 5 of the Modification Agreement, Lenders are to receive Collateral Assignments of the Purchase Options as additional security for the Obligations, and Debtor is required to exercise the Purchase Options no later than the Exercise Deadline; and

         WHEREAS, Lenders are relying on the value of the Collateral Assignments and the Chicago Property as consideration for their undertakings in the Modification Agreement and now require that Debtor and Guarantor enter into this Agreement as a means of safeguarding the value thereof in the event that Debtor encounters any difficulties with the Optionors or any other legal titleholders to the Chicago Property in connection with Debtor's exercise of the Purchase Options.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Recitals Incorporated. Each and every recital to this Agreement is a material part of this Agreement and is hereby incorporated into and made a part of this Agreement by reference.

         2. Undertaking of Debtor. Debtor hereby covenants and agrees to take all actions reasonably required by Lenders to complete the successful exercise of the Purchase Options and subsequent receipt of title to the Chicago Property (the exercise of the Purchase Options and subsequent closing on the acquisition of the Chicago Property is collectively referred to herein as the "Chicago Property Closing") including without limitation bringing all causes of action, lawsuits and taking such other and further action as is required to complete the Chicago Property Closing. By way of example and not in limitation, Debtor's obligations shall include bringing any action, lawsuit or other proceeding against the Optionors and/or any other legal titleholder(s) of the Chicago Property, as the case may be, to effectuate the foregoing purposes including any actions to quiet title, actions for declaratory relief or such other causes of action at law or in equity, as may be required to complete the Chicago Property Closing.

         3. Lenders Have Right to Bring Claim. If Debtor does not promptly take such action as is required to complete the Chicago Property Closing, then Lenders, upon reasonable notice to Debtor, may bring such action(s) as are required to complete the foregoing, either on behalf of themselves as secured party or on behalf of the Debtor. Debtor hereby authorizes Lenders, to engage counsel satisfactory to Lenders to complete the Chicago Property Closing, with all reasonable costs and expenses incurred in connection therewith to be deemed additional Obligations to be repaid by Debtor to Lenders in accordance with
Section 7 hereof.

         4. Indemnity. Debtor hereby agrees to indemnify, defend and hold harmless Lenders from and against any and all damages, claims or losses that Lenders may at any time suffer or incur in any way arising out of or in connection with the Chicago Property Closing. Such losses shall include by way of example and not in limitation, all liabilities, claims, demands, expenses, attorneys' fees, damages, judgments, awards, fines and amounts paid in settlement and any other amounts that Lenders suffer or incur as a result of Debtor's inability to complete the Chicago Property Closing.

         5. Notification and Defense or Prosecution of Claim. Not later than thirty (30) days after receipt by Lenders of notice of the commencement of any claim, action, suit, proceeding or other matter that in any way relates to the Chicago Property Closing, Lenders will, if a claim in respect thereof is to be made by or against Debtor under this Agreement, notify Debtor of the commencement thereof; but the omission so to notify Debtor will not relieve Debtor from any liability which it may have to Lenders under this Agreement. With respect to any such claim, action, suit, proceeding or matter as to which Lenders notify Debtor of the commencement thereof Debtor shall assume the defense or prosecution thereof, as the case may be, with counsel reasonably satisfactory to Lenders.

         6. Continuation of Undertaking; Indemnity. This Agreement and Debtor's obligations hereunder shall continue in full force and effect until such time as Debtor shall have successfully completed the Chicago Property Closing.

         7. Additional Obligations. Any and all sums due and owing from Debtor to Lenders pursuant to this Agreement shall be treated as additional Obligations and shall either: (i) be payable to Lender(s) immediately upon demand; or (ii) at the option of Lenders, accrue interest in accordance with the terms of the Debt Documents.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state which govern the Debt Documents.

         9. No Assignment. Debtor may not assign its rights or obligations hereunder without the prior written consent of Lenders. Lenders may assign any or all of its obligations under this Agreement to any third party and Debtor shall be required to perform its obligations hereunder in the same manner and to the same extent as currently in effect.

         10. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof will be held to be invalid for any reason, such invalidity or unenforceability will not affect the validity or enforceability of the other provisions hereof.

         11. Notices. Notice shall be provided to the parties in accordance with the manner set forth in the Debt Documents.

         12. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement will be effective unless in writing signed by all parties hereto.

         13. No Third Party Beneficiaries. This Agreement is intended neither to inure to the benefit, nor create any obligations to, any person who has not executed this Agreement. Notwithstanding the preceding sentence, this Agreement shall inure to the benefit of the parties' respective successors and assigns.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed to be an original but all of which together will constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

         15. Headings. The headings of the sections of this Agreement are inserted for convenience only and will not be deemed to constitute part of this Agreement or to affect the construction hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnity and Undertaking Agreement on and as of the day and year first above written.

                                           DEBTOR:

                                           U.S. PLASTIC LUMBER, LTD.


                                           By:  /s/ Bruce C. Rosetto
                                             ---------------------------------
                                           Title: Secretary
                                             ---------------------------------

                                           THE EAGLEBROOK GROUP, INC.

                                           By:  /s/ Bruce C. Rosetto
                                             ---------------------------------
                                           Title: President and Secretary
                                             ---------------------------------

                                           The undersigned hereby acknowledges
                                           receipt of this Indemnity and
                                           Undertaking Agreement and agrees that
                                           its guaranty obligations under the
                                           Debt Documents shall extend to
                                           include any and all amounts due and
                                           owing from Debtor to Lenders
                                           hereunder

                                           GUARANTOR:

                                           U.S. PLASTIC LUMBER CORP.

                                           By:  /s/ Bruce C. Rosetto
                                             ---------------------------------
                                           Title: General Counsel and Secretary
                                             ---------------------------------

                                           LENDERS:

                                           GENERAL ELECTRIC CAPITAL CORPORATION

                                           By:  /s/ Ronald L. Fontana
                                             ---------------------------------
                                           Title: Senior Risk Manager
                                             ---------------------------------

                                          THE CIT GROUP/EQUIPMENT FINANCING,
                                          INC.

                                          By: /s/ Tyler Clement
                                              ---------------------------------
                                          Title: Senior Portfolio Manager
                                              ---------------------------------

                                          SAFECO CREDIT COMPANY, INC.

                                          By:  /s/ Ronald L. Fontana
                                              ---------------------------------
                                          Title:  Senior Risk Manager
                                              ---------------------------------

                                          HSBC BUSINESS CREDIT (USA) as
                                          successor to HSBC BUSINESS LOANS,
                                          INC.

                                          By:  /s/ Fernando A. Torres
                                              ---------------------------------
                                          Title: Vice President, Special Credits
                                              ---------------------------------


                 `                        PEOPLE'S CAPITAL AND LEASING CORP.

                                          By:  /s/ Frank J. Fonseca
                                              ---------------------------------
                                          Title: Vice President, Credit
                                              ---------------------------------

                                          SIEMENS FINANCIAL SERVICES, INC.

                                          By: /s/ Craig C. Johnson
                                              ---------------------------------
                                          Title: Vice President, Credit and
                                                 Operations -- Risk Management
                                              ---------------------------------